                                                                   EXHIBIT 10.84
                                                                     (Exhibit A)

                           AASTROM BIOSCIENCES, INC.
                          2004 STOCK OPTION AGREEMENT

      Aastrom Biosciences, Inc. has granted to the individual (the "OPTIONEE") named in the Notice of Grant of Stock Option (the "NOTICE") to which this Stock Option Agreement (the "OPTION AGREEMENT") is attached an option (the "OPTION") to purchase certain shares of Stock upon the terms and conditions set forth in the Notice and this Option Agreement. The Option has been granted pursuant to and shall in all respects be subject to the terms and conditions of the Aastrom Biosciences, Inc. 2004 Stock Option Plan (the "PLAN"), as amended to the Date of Option Grant, the provisions of which are incorporated herein by reference. By signing the Notice, the Optionee: (a) represents that the Optionee has received copies of, and has read and is familiar with the terms and conditions of, the Notice, the Plan and this Option Agreement, (b) accepts the Option subject to all of the terms and conditions of the Notice, the Plan and this Option Agreement, and (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Notice, the Plan or this Option Agreement.

      1.    DEFINITIONS AND CONSTRUCTION.

            1.1 DEFINITIONS. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Notice or the Plan.

            1.2 CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Option Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

      2.    TAX CONSEQUENCES.

            2.1 TAX STATUS OF OPTION. This Option is intended to have the tax status designated in the Notice.

                  (a) INCENTIVE STOCK OPTION. If the Notice so designates, this Option is intended to be an Incentive Stock Option within the meaning of Section 422(b) of the Code, but the Company does not represent or warrant that this Option qualifies as such. The Optionee should consult with the Optionee's own tax advisor regarding the tax effects of this Option and the requirements necessary to obtain favorable income tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements. (NOTE TO
OPTIONEE: If the Option is exercised more than three (3) months after the date on which you cease to be an Employee (other than by reason of your death or permanent and total disability as defined in Section 22(e)(3) of the Code), the Option will be treated as a Nonstatutory Stock Option and not as an Incentive Stock Option to the extent required by Section 422 of the Code.)

                                                                     (Exhibit A)

                  (b) NONSTATUTORY STOCK OPTION. If the Notice so designates, this Option is intended to be a Nonstatutory Stock Option and shall not be treated as an Incentive Stock Option within the meaning of Section 422(b) of the Code.

            2.2 ISO FAIR MARKET VALUE LIMITATION. If the Notice designates this Option as an Incentive Stock Option, then to the extent that the Option (together with all Incentive Stock Options granted to the Optionee under all stock option plans of the Participating Company Group, including the Plan) becomes exercisable for the first time during any calendar year for shares having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount will be treated as Nonstatutory Stock Options. For purposes of this Section 2.2, options designated as Incentive Stock Options are taken into account in the order in which they were granted, and the Fair Market Value of stock is determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section 2.2, such different limitation shall be deemed incorporated herein effective as of the date required or permitted by such amendment to the Code. If the Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section 2.2, the Optionee may designate which portion of such Option the Optionee is exercising. In the absence of such designation, the Optionee shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion shall be issued upon the exercise of the Option. (NOTE TO OPTIONEE: If the aggregate Exercise Price of the Option (that is, the Exercise Price multiplied by the Number of Option Shares) plus the aggregate exercise price of any other Incentive Stock Options you hold (whether granted pursuant to the Plan or any other stock option plan of the Participating Company Group) is greater than $100,000, you should contact the Chief Financial Officer of the Company to ascertain whether the entire Option qualifies as an Incentive Stock Option.)

      3.    ADMINISTRATION.

            All questions of interpretation concerning this Option Agreement shall be determined by the Board. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, or election.

      4.    EXERCISE OF THE OPTION.

            4.1 RIGHT TO EXERCISE. Except as otherwise provided herein, the Option shall be exercisable on and after the Initial Vesting Date and prior to the termination of the Option (as provided in Section 6) in an amount not to exceed the number of Vested Shares less the number of shares previously acquired upon exercise of the Option. In no event shall the Option be exercisable for more shares than the Number of Option Shares.

            4.2 METHOD OF EXERCISE. Exercise of the Option shall be by written notice to the Company which must state the election to exercise the Option, the number of whole shares of

                                                                     (Exhibit A)

Stock for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. The written notice must be signed by the Optionee and must be delivered in person, by certified or registered mail, return receipt requested, by confirmed facsimile transmission, or by such other means as the Company may permit, to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in Section 6, accompanied by full payment of the aggregate Exercise Price for the number of shares of Stock being purchased. The Option shall be deemed to be exercised upon receipt by the Company of such written notice and the aggregate Exercise Price.

            4.3 PAYMENT OF EXERCISE PRICE.

                  (a) FORMS OF CONSIDERATION AUTHORIZED. Except as otherwise provided below, payment of the aggregate Exercise Price for the number of shares of Stock for which the Option is being exercised shall be made (i) in cash, by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Optionee having a Fair Market Value not less than the aggregate Exercise Price, (iii) by means of a Cashless Exercise, as defined in Section 4.3(b), or (iv) by any combination thereof.

                  (b) LIMITATIONS ON FORMS OF CONSIDERATION.

                        (i) TENDER OF STOCK. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months (and not used for another Option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

                        (ii) CASHLESS EXERCISE. A "CASHLESS EXERCISE" means the delivery of a properly executed notice together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedure.

            4.4 TAX WITHHOLDING. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes withholding from payroll and any other amounts payable to the Optionee, and otherwise agrees to make adequate provision for (including by means of a Cashless Exercise to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Participating Company Group, if any, which arise in connection

                                                                     (Exhibit A)

with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired upon exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired upon exercise of the Option. The Option is not exercisable unless the tax withholding obligations of the Participating Company Group are satisfied. Accordingly, the Company shall have no obligation to deliver shares of Stock until the tax withholding obligations of the Participating Company Group have been satisfied by the Optionee.

            4.5 CERTIFICATE REGISTRATION. Except in the event the Exercise Price is paid by means of a Cashless Exercise, the certificate for the shares as to which the Option is exercised shall be registered in the name of the Optionee, or, if applicable, in the names of the heirs of the Optionee.

            4.6 RESTRICTIONS ON GRANT OF THE OPTION AND ISSUANCE OF SHARES. The grant of the Option and the issuance of shares of Stock upon exercise of the Option shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. The Option may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISED UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares subject to the Option shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

            4.7 FRACTIONAL SHARES. The Company shall not be required to issue fractional shares upon the exercise of the Option.

      5.    NONTRANSFERABILITY OF THE OPTION.

            The Option may be exercised during the lifetime of the Optionee only by the Optionee or the Optionee's guardian or legal representative and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution. Following the death of the Optionee, the Option, to the extent provided in Section 7, may be exercised by

                                                                     (Exhibit A)

the Optionee's legal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

      6.    TERMINATION OF THE OPTION.

            The Option shall terminate and may no longer be exercised after the first to occur of (a) the Option Expiration Date, (b) the last date for exercising the Option following termination of the Optionee's Service as described in Section 7, or (c) a Change in Control to the extent provided in
Section 8.

      7.    EFFECT OF TERMINATION OF SERVICE.

            7.1 OPTION EXERCISABILITY.

                  (a) DISABILITY. If the Optionee's Service terminates because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Optionee's Service terminated, but in any event no later than the date of expiration of the Option's term as set forth in the Option Agreement evidencing such Option (the "OPTION EXPIRATION DATE").

                  (b) DEATH. If the Optionee's Service terminates because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee's legal representative or other person who acquired the right to exercise the Option by reason of the Optionee's death at any time prior to the expiration of twelve (12) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

                  (c) OTHER TERMINATION OF SERVICE. If the Optionee's Service terminates for any reason, except Disability or death, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee's Service terminated, may be exercised by the Optionee at any time prior to the expiration of three (3) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

            7.2 EXTENSION IF EXERCISE PREVENTED BY LAW. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth in Section 7.1 is prevented by the provisions of Section 4.6, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

            7.3 EXTENSION IF OPTIONEE SUBJECT TO SECTION 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section
7.1 of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth

                                                                     (Exhibit A)

(10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of Service, or (iii) the Option Expiration Date.

      8.    CHANGE IN CONTROL.

            8.1 DEFINITIONS.

                  (a) An "OWNERSHIP CHANGE EVENT" shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the shareholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

                  (b) A "CHANGE IN CONTROL" shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, a "TRANSACTION") wherein the shareholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the Company or, in the case of a Transaction described in Section 8.1(a)(iii), the corporation or other business entity to which the assets of the Company were transferred (the "TRANSFEREE"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Board shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

            8.2 EFFECT OF CHANGE IN CONTROL ON OPTION. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the "ACQUIRING CORPORATION"), may, without the consent of the Optionee, either assume the Company's rights and obligations under the Option or substitute for the Option a substantially equivalent option for the Acquiring Corporation's stock. In the event the Acquiring Corporation elects not to assume the Company's rights or obligations under the Option or substitute for the Option in connection with the Change in Control, and provided that the Optionee's Service has not terminated prior to such date, any unexercised portion of the Option shall be immediately exercisable and vested in full as of ten (10) days prior to the date of the Change in Control. Any exercise of the Option that was permissible solely by reason of this Section 8.2 shall be conditioned upon the consummation of the Change in Control. The Option shall terminate and cease to be outstanding effective as of the date of the Change in Control to the extent that the Option is neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change

                                                                     (Exhibit A)

in Control. Notwithstanding the foregoing, shares acquired upon exercise of the Option prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of this Option Agreement except as otherwise provided herein. Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the Option immediately prior to an Ownership Change Event described in Section 8.1(a)(i) constituting a Change in Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the Option shall not terminate unless the Board otherwise provides in its discretion.

            8.3 FAIR MARKET VALUE LIMITATION. If the Notice designates this Option as an Incentive Stock Option, should the exercisability of this Option be accelerated in connection with a Change in Control in accordance with Section 8.2, then to the extent that the aggregate Fair Market Value of the shares of Stock with respect to which the Optionee may exercise the Option for the first time during the calendar year of such acceleration, when added to the aggregate Fair Market Value of the shares subject to any other options designated as Incentive Stock Options granted to the Optionee under all stock option plans of the Participating Company Group prior to the Date of Option Grant with respect to which such options are exercisable for the first time during the same calendar year, exceeds One Hundred Thousand Dollars ($100,000) (or such other limit, if any, imposed by Section 422 of the Code), the portion of the Option which exceeds such amount shall be treated as a Nonstatutory Stock Option. For purposes of the preceding sentence, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of shares of stock shall be determined as of the time the option with respect to such shares is granted

      9.    ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE.

            In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number, Exercise Price and class of shares of stock subject to the Option. If a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the "NEW SHARES"), the Board may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the Number of Option Shares and the Exercise Price shall be adjusted in a fair and equitable manner, as determined by the Board, in its discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 9 shall be rounded down to the nearest whole number, and in no event may the Exercise Price be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Board pursuant to this Section 9 shall be final, binding and conclusive.

                                                                     (Exhibit A)

      10.   RIGHTS AS A SHAREHOLDER, EMPLOYEE OR CONSULTANT.

            The Optionee shall have no rights as a shareholder with respect to any shares covered by the Option until the date of the issuance of a certificate for the shares for which the Option has been exercised (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 9. If the Optionee is an Employee, the Optionee understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between a Participating Company and the Optionee, the Optionee's employment is "at will" and is for no specified term. Nothing in this Option Agreement shall confer upon the Optionee any right to continue in the Service of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Optionee's Service as an Employee or Consultant, as the case may be, at any time.

      11.   NOTICE OF SALES UPON DISQUALIFYING DISPOSITION.

            The Optionee shall dispose of the shares acquired pursuant to the Option only in accordance with the provisions of this Option Agreement. In addition, if the Notice designates this Option as an Incentive Stock Option, the Optionee shall (a) promptly notify the Chief Financial Officer of the Company if the Optionee disposes of any of the shares acquired pursuant to the Option within one (1) year after the date the Optionee exercises all or part of the Option or within two (2) years after the Date of Option Grant and (b) provide the Company with a description of the circumstances of such disposition. Until such time as the Optionee disposes of such shares in a manner consistent with the provisions of this Option Agreement, unless otherwise expressly authorized by the Company, the Optionee shall hold all shares acquired pursuant to the Option in the Optionee's name (and not in the name of any nominee) for the one-year period immediately after the exercise of the Option and the two-year period immediately after Date of Option Grant. At any time during the one-year or two-year periods set forth above, the Company may place a legend on any certificate representing shares acquired pursuant to the Option requesting the transfer agent for the Company's stock to notify the Company of any such transfers. The obligation of the Optionee to notify the Company of any such transfer shall continue notwithstanding that a legend has been placed on the certificate pursuant to the preceding sentence.

      12.   LEGENDS.

            The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions, as well as a legend reflecting the effect of a disqualifying disposition (as described in Section 11 above) if the Option is an Incentive Stock Option, on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to carry out the provisions of this Section.

                                                                     (Exhibit A)

      13.   MISCELLANEOUS PROVISIONS.

            13.1 BINDING EFFECT. Subject to the restrictions on transfer set forth herein, this Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

            13.2 TERMINATION OR AMENDMENT. The Board may terminate or amend the Plan or the Option at any time; provided, however, that except as provided in
Section 8.2 in connection with a Change in Control, no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee unless such termination or amendment is necessary to comply with any applicable law or government regulation or is required to enable the Option, if designated an Incentive Stock Option in the Notice, to qualify as an Incentive Stock Option. No amendment or addition to this Option Agreement shall be effective unless in writing.

            13.3 NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Option Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, with postage and fees prepaid, addressed to the other party at the address shown below that party's signature on the Notice or at such other address as such party may designate in writing from time to time to the other party.

            13.4 INTEGRATED AGREEMENT. The Notice, this Option Agreement and the Plan constitute the entire understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein or therein and supersedes any prior agreements, understandings, restrictions, representations, or warranties among the Optionee and the Participating Company Group with respect to such subject matter other than those as set forth or provided for herein or therein. To the extent contemplated herein or therein, the provisions of the Notice and the Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

            13.5 APPLICABLE LAW. This Option Agreement shall be governed by the laws of the State of Michigan as such laws are applied to agreements between Michigan residents entered into and to be performed entirely within the State of Michigan.

            13.6 COUNTERPARTS. The Notice may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(TM) Incentive Stock Option                Optionee: ___________________________

(TM) Nonstatutory Stock Option                     Date: _______________________

                            AASTROM BIOSCIENCES, INC.
                      NOTICE OF GRANT OF 2004 STOCK OPTION

      __________________ (the "OPTIONEE") has been granted an option (the "OPTION") to purchase certain shares of Stock of Aastrom Biosciences, Inc. pursuant to the Aastrom Biosciences, Inc. 2004 Stock Option Plan (the "Plan"), as follows:

      DATE OF OPTION GRANT:     _________________________

      NUMBER OF OPTION SHARES:  _________________________

      EXERCISE PRICE:           __________per share

      INITIAL VESTING DATE:     The date one year after ______________

      OPTION EXPIRATION DATE:   The date ten (10) years after the Date of Option
                                Grant.

      TAX STATUS OF OPTION:     INCENTIVE Stock Option.

      VESTED SHARES: Except as provided in the Stock Option Agreement, the number of Vested Shares (disregarding any resulting fractional share) as of any date is determined by multiplying the Number of Option Shares by the "VESTED RATIO" determined as of such date as follows:

                                                                    Vested Ratio

                                Prior to Initial Vesting Date            0
                                On Initial Vesting Date, provided the Optionee's Service has not terminated prior to such date

                                Plus:
                                For each three full months of the Optionee's continuous Service from Initial Vesting Date until the Vested Ratio equals 1/1, an additional

      By their signatures below, the Company and the Optionee agree that the Option is governed by this Notice and by the provisions of the Plan and the Stock Option Agreement, both of which are attached to and made a part of this document. The Optionee acknowledges receipt of copies of the Plan and the Stock Option Agreement, represents that the Optionee has read and is familiar with their provisions, and hereby accepts the Option subject to all of their terms and conditions.

Aastrom Biosciences, Inc.
24 Frank Lloyd Wright Dr., Lobby L.
Ann Arbor, MI 48105

______________________________     __________________________________
R. DOUGLAS ARMSTRONG, PH.D.
CHIEF EXECUTIVE OFFICER

______________________________     _________________________________
DATE                               DATE

                            AASTROM BIOSCIENCES, INC.
                       NOTICE OF GRANT OF RESTRICTED STOCK

      ________________________ (the "PARTICIPANT") has been granted an award (the "AWARD") pursuant to the Aastrom Biosciences, Inc. 2004 Equity Incentive Plan (the "PLAN") of certain shares of Stock (the "SHARES"), as follows:

      DATE OF GRANT:            _______________

      TOTAL NUMBER OF SHARES:   _______________

      VESTED SHARES: Except as provided in the Restricted Stock Agreement and provided that the Participant's Service has not terminated prior to the relevant date, the number of Vested Shares shall cumulatively increase on each respective date set forth below by the number of shares set forth opposite such date, as follows:

                                         CUMULATIVE
VESTING DATE   NO. SHARES VESTING    NO. VESTED SHARES
------------   ------------------    -----------------

      By their signatures below or by electronic acceptance or authentication in a form authorized by the Company, the Company and the Participant agree that the Award is governed by this Grant Notice and by the provisions of the Plan and the Restricted Stock Agreement, both of which are made part of this document. The Participant acknowledges that copies of the Plan, Restricted Stock Agreement and the prospectus for the Plan are available on the Company's internal web site and may be viewed and printed by the Participant for attachment to the Participant's copy of this Grant Notice. The Participant represents that the Participant has read and is familiar with the provisions of the Plan and the Restricted Stock Agreement, and hereby accepts the Award subject to all of their terms and conditions.

AASTROM BIOSCIENCES, INC.             PARTICIPANT

By: __________________________        _______________________________
                                      Signature
Its: _________________________        _______________________________
                                      Date
Address: Domino's Farms, Lobby L      _______________________________
         24 Frank Lloyd Wright Drive  Address
         Ann Arbor, MI 48105          _______________________________

ATTACHMENTS:   2004 Equity Incentive Plan, as amended to the Date of Grant;
               Restricted Stock Agreement; Assignment Separate from Certificate and Plan Prospectus

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

      FOR VALUE RECEIVED the undersigned does hereby sell, assign and transfer unto __________________________________________________________________________
___________________________________________________ (_________________) shares of the Capital Stock of AASTROM BIOSCIENCES, INC. standing in the undersigned's name on the books of said corporation represented by Certificate No. __________________ herewith and does hereby irrevocably constitute and appoint
________________________________ Attorney to transfer the said stock on the books of said corporation with full power of substitution in the premises.

Dated: _______________

                                      ___________________________
                                      Signature

                                      ___________________________
                                      Print Name

Instructions: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Corporation to exercise its Company Reacquisition Right set forth in the Restricted Stock Agreement without requiring additional signatures on the part of the Participant.

                            AASTROM BIOSCIENCES, INC.
                           RESTRICTED STOCK AGREEMENT

      Aastrom Biosciences, Inc. has granted to the Participant named in the Notice of Grant of Restricted Stock (the "GRANT NOTICE") to which this Restricted Stock Agreement (the "AGREEMENT") is attached an Award consisting of Shares subject to the terms and conditions set forth in the Grant Notice and this Agreement. The Award has been granted pursuant to the Aastrom Biosciences, Inc. 2004 Equity Incentive Plan (the "PLAN"), as amended to the Date of Grant, the provisions of which are incorporated herein by reference. By signing the Grant Notice, the Participant: (a) acknowledges receipt of and represents that the Participant has read and is familiar with the Grant Notice, this Agreement, the Plan and a prospectus for the Plan in the form most recently registered with the Securities and Exchange Commission (the "PLAN PROSPECTUS"), (b) accepts the Award subject to all of the terms and conditions of the Grant Notice, this Agreement and the Plan and (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Grant Notice, this Agreement or the Plan.

      1.    DEFINITIONS AND CONSTRUCTION.

                  1.1 DEFINITIONS. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Grant Notice or the Plan.

                  1.2 CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

      2.    ADMINISTRATION.

            All questions of interpretation concerning the Grant Notice and this Agreement shall be determined by the Committee. All determinations by the Committee shall be final and binding upon all persons having an interest in the Award. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, or election.

      3.    THE AWARD.

                  3.1 GRANT AND ISSUANCE OF SHARES. On the Date of Grant, the Participant shall acquire and the Company shall issue, subject to the provisions of this Agreement, a number of Shares equal to the Total Number of Shares set forth in the Grant Notice. As a condition to the issuance of the Shares, the Participant shall execute and deliver to the Company along with the Grant Notice the Assignment Separate from Certificate duly endorsed (with date and number of shares blank) in the form attached to the Grant Notice.

                  3.2 NO MONETARY PAYMENT REQUIRED. The Participant is not required to make any monetary payment (other than applicable tax withholding, if any) as a condition to receiving the Shares, the consideration for which shall be past services actually rendered and/or future services to be rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the Shares issued pursuant to the Award.

                  3.3 BENEFICIAL OWNERSHIP OF SHARES; CERTIFICATE REGISTRATION. The Participant hereby authorizes the Company, in its sole discretion, to deposit the Shares with the Company's transfer agent, including any successor transfer agent, to be held in book entry form during the term of the Escrow pursuant to Section 6. Furthermore, the Participant hereby authorizes the Company, in its sole discretion, to deposit, following the term of such Escrow, for the benefit of the Participant with any broker with which the Participant has an account relationship of which the Company has notice any or all Shares which are no longer subject to such Escrow. Except as provided by the foregoing, a certificate for the Shares shall be registered in the name of the Participant, or, if applicable, in the names of the heirs of the Participant.

                  3.4 ISSUANCE OF SHARES IN COMPLIANCE WITH LAW. The issuance of the Shares shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. No Shares shall be issued hereunder if their issuance would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance of any Shares shall relieve the Company of any liability in respect of the failure to issue such Shares as to which such requisite authority shall not have been obtained. As a condition to the issuance of the Shares, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

      4.    VESTING OF SHARES.

                  4.1 NORMAL VESTING. Except as provided in Section 4.2, the Shares shall vest and become Vested Shares as provided in the Grant Notice. No additional Shares will become Vested Shares following the Participant's termination of Service for any reason.

                  4.2 ACCELERATION OF VESTING UPON A CHANGE IN CONTROL. In the event of a Change in Control, the vesting of the Shares shall be accelerated in full and the Total Number of Shares shall be deemed Vested Shares effective as of the date of the Change in Control, provided that the Participant's Service has not terminated prior to such date and provided further that the employee has been employed at least one year by the Company at the time of the Change in Control.

                  4.3 FEDERAL EXCISE TAX UNDER SECTION 4999 OF THE CODE.

                  (a) EXCESS PARACHUTE PAYMENT. In the event that any acceleration of vesting pursuant to this Agreement and any other payment or benefit received or to be received by the Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an excess parachute payment under Section 280G of the Code, the Participant may elect, in his or her sole discretion, to reduce the amount of any acceleration of vesting called for under this Agreement in order to avoid such characterization.

                  (b) DETERMINATION BY INDEPENDENT ACCOUNTANTS. To aid the Participant in making any election called for under Section 4.3(a), upon the occurrence of any event that might reasonably be anticipated to give rise to the acceleration of vesting under Section 4.2 (an "EVENT"), the Company shall promptly request a determination in writing by independent public accountants selected by the Company (the "ACCOUNTANTS"). Unless the Company and the Participant otherwise agree in writing, the Accountants shall determine and report to the Company and the Participant within twenty (20) days of the date of the Event the amount of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant. For the purposes of such determination, the Accountants may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Participant shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make their required determination. The Company shall bear all fees and expenses the Accountants may reasonably charge in connection with their services contemplated by this Section.

      5.    COMPANY REACQUISITION RIGHT.

                  5.1 GRANT OF COMPANY REACQUISITION RIGHT. Except to the extent otherwise provided in an employment agreement between a Participating Company and the Participant which refers to this Award, in the event that (a) the Participant's Service terminates for any reason or no reason, with or without Cause, or (b) the Participant, the Participant's legal representative, or other holder of the Shares, attempts to sell, exchange, transfer, pledge, or otherwise dispose of (other than pursuant to an Ownership Change Event), including, without limitation, any transfer to a nominee or agent of the Participant, any Shares which are not Vested Shares ("UNVESTED SHARES"), the Company shall automatically reacquire the Unvested Shares, and the Participant shall not be entitled to any payment therefor (the "COMPANY REACQUISITION RIGHT").

                  5.2 OWNERSHIP CHANGE EVENT. Upon the occurrence of an Ownership Change Event, any and all new, substituted or additional securities or other property to which the Participant is entitled by reason of the Participant's ownership of Unvested Shares shall be immediately subject to the Company Reacquisition Right and included in the terms "Shares," "Stock" and "Unvested Shares" for all purposes of the Company Reacquisition Right with the same force and effect as the Unvested Shares immediately prior to the Ownership Change Event. For purposes of determining the number of Vested Shares following an Ownership Change Event, credited Service shall include all Service with any corporation which is a Participating

Company at the time the Service is rendered, whether or not such corporation is a Participating Company both before and after the Ownership Change Event.

      6.    ESCROW.

                  6.1 APPOINTMENT OF AGENT. To ensure that Shares subject to the Company Reacquisition Right will be available for reacquisition, the Participant and the Company hereby appoint the Secretary of the Company, or any other person designated by the Company, as their agent and as attorney-in-fact for the Participant (the "AGENT") to hold any and all Unvested Shares and to sell, assign and transfer to the Company any such Unvested Shares reacquired by the Company pursuant to the Company Reacquisition Right. The Participant understands that appointment of the Agent is a material inducement to make this Agreement and that such appointment is coupled with an interest and is irrevocable. The Agent shall not be personally liable for any act the Agent may do or omit to do hereunder as escrow agent, agent for the Company, or attorney in fact for the Participant while acting in good faith and in the exercise of the Agent's own good judgment, and any act done or omitted by the Agent pursuant to the advice of the Agent's own attorneys shall be conclusive evidence of such good faith. The Agent may rely upon any letter, notice or other document executed by any signature purporting to be genuine and may resign at any time.

                  6.2 ESTABLISHMENT OF ESCROW. The Participant authorizes the Company to deposit the certificates evidencing the Unvested Shares with the Company's Agent and the Participant agrees to deliver to the Agent an Assignment Separate from Certificate with respect to such Unvested Shares and each such certificate duly endorsed (with date and number of Shares blank) in the form attached to the Notice, to be held by the Agent under the terms and conditions of this Section 6 (the "ESCROW"). Upon the occurrence of a Change in Control or a change, as described in Section 8, in the character or amount of any outstanding stock of the corporation the stock of which is subject to the provisions of this Agreement, any and all new, substituted or additional securities or other property to which the Participant is entitled by reason of his or her ownership of the Shares that remain, following such Change in Control or change described in Section 8, subject to the Company Reacquisition Right shall be immediately subject to the Escrow to the same extent as the Shares immediately before such event. The Company shall bear the expenses of the Escrow.

                  6.3 DELIVERY OF SHARES TO PARTICIPANT. The Escrow shall continue with respect to any Shares for so long as such Shares remain subject to the Company Reacquisition Right. Upon termination of the Reacquisition Right with respect to Shares, the Company shall so notify the Agent and direct the Agent to deliver such number of Shares to the Participant. As soon as practicable after receipt of such notice, the Agent shall cause to be delivered to the Participant the Shares specified by such notice, and the Escrow shall terminate with respect to such Shares.

      7.    TAX MATTERS.

                  7.1 TAX WITHHOLDING.

                  (a) IN GENERAL. At the time the Grant Notice is executed, or at any time thereafter as requested by a Participating Company, the Participant hereby authorizes withholding from payroll and any other amounts payable to the Participant, and otherwise agrees to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Participating Company, if any, which arise in connection with the Award, including, without limitation, obligations arising upon (a) the transfer of Shares to the Participant, (b) the lapsing of any restriction with respect to any Shares, (c) the filing of an election to recognize tax liability, or (d) the transfer by the Participant of any Shares. The Company shall have no obligation to deliver the Shares or to release any Shares from the Escrow established pursuant to Section 6 until the tax withholding obligations of the Participating Company have been satisfied by the Participant.

                  (b) WITHHOLDING IN SHARES. The Participant may satisfy all or any portion of a Participating Company's tax withholding obligations by requesting the Company to withhold a number of whole, Vested Shares otherwise deliverable to the Participant or by tendering to the Company a number of whole, Vested Shares or vested shares acquired otherwise than pursuant to the Award having, in any such case, a fair market value, as determined by the Company as of the date on which the tax withholding obligations arise, not in excess of the amount of such tax withholding obligations determined by the applicable minimum statutory withholding rates. Any adverse consequences to the Participant resulting from the procedure permitted under this Section, including, without limitation, tax consequences, shall be the sole responsibility of the Participant.

                  7.2 ELECTION UNDER SECTION 83(b) OF THE CODE.

                  (a) The Participant understands that Section 83 of the Code taxes as ordinary income the difference between the amount paid for the Shares, if anything, and the fair market value of the Shares as of the date on which the Shares are "substantially vested," within the meaning of Section 83. In this context, "substantially vested" means that the right of the Company to reacquire the Shares pursuant to the Company Reacquisition Right has lapsed. The Participant understands that he or she may elect to have his or her taxable income determined at the time he or she acquires the Shares rather than when and as the Company Reacquisition Right lapses by filing an election under Section 83(b) of the Code with the Internal Revenue Service no later than thirty (30) days after the date of acquisition of the Shares. The Participant understands that failure to make a timely filing under Section 83(b) will result in his or her recognition of ordinary income, as the Company Reacquisition Right lapses, on the difference between the purchase price, if anything, and the fair market value of the Shares at the time such restrictions lapse. The Participant further understands, however, that if Shares with respect to which an election under
Section 83(b) has been made are forfeited to the Company pursuant to its Company Reacquisition Right, such forfeiture will be treated as a sale on which there is realized a loss equal to the excess (if any) of the amount paid (if any) by the Participant for the forfeited Shares over the amount realized (if any) upon their forfeiture. If the Participant has paid nothing for the forfeited Shares and has received no payment upon their forfeiture, the Participant understands that he or she will be unable to recognize any loss on the forfeiture of the Shares even though the Participant incurred a tax liability by making an election under Section 83(b).

                  (b) The Participant understands that he or she should consult with his or her tax advisor regarding the advisability of filing with the Internal Revenue Service an election under Section 83(b) of the Code, which must be filed no later than thirty (30) days after the date of the acquisition of the Shares pursuant to this Agreement. Failure to file an election under Section 83(b), if appropriate, may result in adverse tax consequences to the Participant. The Participant acknowledges that he or she has been advised to consult with a tax advisor regarding the tax consequences to the Participant of the acquisition of Shares hereunder. ANY ELECTION UNDER SECTION 83(b) THE PARTICIPANT WISHES TO MAKE MUST BE FILED NO LATER THAN 30 DAYS AFTER THE DATE ON WHICH THE PARTICIPANT ACQUIRES THE SHARES. THIS TIME PERIOD CANNOT BE EXTENDED. THE PARTICIPANT ACKNOWLEDGES THAT TIMELY FILING OF A SECTION 83(b) ELECTION IS THE PARTICIPANT'S SOLE RESPONSIBILITY, EVEN IF THE PARTICIPANT REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO FILE SUCH ELECTION ON HIS OR HER BEHALF.

                  (c) The Participant will notify the Company in writing if the Participant files an election pursuant to Section 83(b) of the Code. The Company intends, in the event it does not receive from the Participant evidence of such filing, to claim a tax deduction for any amount which would otherwise be taxable to the Participant in the absence of such an election.

      8.    ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE.

            Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate adjustments shall be made in the number and kind of shares subject to the Award, in order to prevent dilution or enlargement of the Participant's rights under the Award. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as "effected without receipt of consideration by the Company." Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number. Such adjustments shall be determined by the Committee, and its determination shall be final, binding and conclusive.

      9.    RIGHTS AS A STOCKHOLDER, DIRECTOR, EMPLOYEE OR CONSULTANT.

            The Participant shall have no rights as a stockholder with respect to any Shares subject to the Award until the date of the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date the Shares are issued, except as provided in Section 8. Subject the provisions of this Agreement, the Participant shall exercise all rights and privileges of a stockholder of the Company with respect to Shares deposited in the Escrow pursuant to Section 6. If the Participant is an Employee, the Participant understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between a Participating Company and the Participant, the Participant's employment is "at will" and is for no specified term. Nothing in this Agreement shall confer upon the Participant any right to continue in the Service of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Participant's Service at any time.

      10.   LEGENDS.

            The Company may at any time place legends referencing the Company Reacquisition Right and any applicable federal, state or foreign securities law restrictions on all certificates representing the Shares. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing the Shares in the possession of the Participant in order to carry out the provisions of this Section. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:

      "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS SET FORTH IN AN AGREEMENT BETWEEN THIS CORPORATION AND THE REGISTERED HOLDER, OR HIS PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION."

      11.   TRANSFERS IN VIOLATION OF AGREEMENT.

            No Shares may be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of, including by operation of law, in any manner which violates any of the provisions of this Agreement and, except pursuant to an Ownership Change Event, until the date on which such shares become Vested Shares, and any such attempted disposition shall be void. The Company shall not be required (a) to transfer on its books any Shares which will have been transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Shares will have been so transferred. In order to enforce its rights under this Section, the Company shall be authorized to give a stop transfer instruction with respect to the Shares to the Company's transfer agent.

      12.   MISCELLANEOUS PROVISIONS.

            12.1 TERMINATION OR AMENDMENT. The Committee may terminate or amend the Plan or this Agreement at any time; provided, however, that no such termination or amendment may adversely affect the Participant's rights under this Agreement without the consent of the Participant unless such termination or amendment is necessary to comply with applicable law or government regulation. No amendment or addition to this Agreement shall be effective unless in writing.

            12.2 NONTRANSFERABILITY OF THE AWARD. The right to acquire Shares pursuant to the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant's beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to the Award shall be exercisable during the Participant's lifetime only by the Participant or the Participant's guardian or legal representative.

            12.3 FURTHER INSTRUMENTS. The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

            12.4 BINDING EFFECT. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer set forth herein, be binding upon the Participant and the Participant's heirs, executors, administrators, successors and assigns.

            12.5 DELIVERY OF DOCUMENTS AND NOTICES. Any document relating to participation in the Plan or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery, electronic delivery at the e-mail address, if any, provided for the Participant by a Participating Company, or upon deposit in the U.S. Post Office or foreign postal service, by registered or certified mail, or with a nationally recognized overnight courier service, with postage and fees prepaid, addressed to the other party at the address shown below that party's signature to the Grant Notice or at such other address as such party may designate in writing from time to time to the other party.

            (a) DESCRIPTION OF ELECTRONIC DELIVERY. The Plan documents, which may include but do not necessarily include: the Plan, the Grant Notice, this Agreement, the Plan Prospectus, and any reports of the Company provided generally to the Company's stockholders, may be delivered to the Participant electronically. In addition, the parties may deliver electronically any notices called for in connection with the Escrow and the Participant may deliver electronically the Grant Notice to the Company or to such third party involved in administering the Plan as the Company may designate from time to time. Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company.

            (b) CONSENT TO ELECTRONIC DELIVERY. The Participant acknowledges that the Participant has read Section 12.5(a) of this Agreement and consents to the electronic delivery of the Plan documents, the Grant Notice and notices in connection with the Escrow, as described in Section 12.5(a). The Participant acknowledges that he or she may receive from the Company a paper copy of any documents delivered electronically at no cost to the Participant by contacting the Company by telephone or in writing. The Participant further acknowledges that the Participant will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, the Participant understands that the Participant must provide the Company or any designated third party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails. The Participant may revoke his or her consent to the electronic delivery of documents described in Section 12.5(a) or may change the electronic mail address to which such documents are to be delivered (if Participant has provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail. Finally, the Participant understands that he or she is not required to consent to electronic delivery of documents described in Section 12.5(a).

            12.6 INTEGRATED AGREEMENT. The Grant Notice, this Agreement and the Plan together with any employment, service or other agreement between the Participant and a Participating Company referring to the Award shall constitute the entire understanding and agreement of the Participant and the Participating Company Group with respect to the subject matter contained herein or therein and supersedes any prior agreements, understandings, restrictions, representations, or warranties among the Participant and the Participating Company Group with respect to such subject matter other than those as set forth or provided for herein or therein. To the extent contemplated herein or therein, the provisions of the Grant Notice and the Agreement shall survive any settlement of the Award and shall remain in full force and effect.

            12.7 APPLICABLE LAW. This Agreement shall be governed by the laws of the State of Michigan as such laws are applied to agreements between Michigan residents entered into and to be performed entirely within the State of Michigan.

            12.8 COUNTERPARTS. The Grant Notice may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.